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                                                                    EXHIBIT 23.1

                       NATIONAL SERVICE INDUSTRIES, INC.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-59627) and on Form S-8 (Nos. 33-35609, 33-36980,
333-48835, 33-51339, 33-51341, 33-51343, 33-51345, 33-51351, 33-51355, 33-51357,
33-60715, 333-73133, 333-73135, 333-35746, 333-57222, and 333-57256) of National
Service Industries, Inc. of our report dated November 8, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Atlanta, Georgia
November 12, 2002

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